ROSS MILLER
Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
	Filed in the office of	Document Number
	/s/ Ross Miller	00002376365-72
Filing Date and Time 07/31/2009 10:15AM
Ross Miller Secretary of State State of Nevada
Entity Number E0410422009-9
Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

               USE BLACK INK ONLY - DO NOT HIGHLIGHT                                                                        ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	Security Solutions Group, Inc.

2.	Registered Agent for Service of Process (check only one box)	☒ Commercial Registered Agent: National Registered Agents Inc. of Nevada
Name

		☐ Non Commercial Registered Agent (name and address below)	OR	☐ Office or Position with Entity (name and address elow)

Nevada
		Street Address		City	State	Zip Code

3.	Authorized Stock (number of shares corporation isauthorized to issue)	Number of shares with	Par value		Number of shares without par
		par value: 500,000,000	per share:	$.001	value:

4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than 3 directors/trustees)	1.	Matt Allen
Name
		1324 N. Liberty Land Road #169		Liberty Lake	WA	99019
		Street Address		City	State	Zip Code

		2.	Wayne Liplaus
Name
		28 Dundurm		Thornhill , Ontario Canada		L4J6Y9
		Street Address		city	State	Zip Code

5.	Purpose: (optional;see instructions)	The purpose of the Corporation shall be:

6.	Name, Address and Signature of Incorporator	Matt Allen	/ s/ Matt Allen
	(attach additional page if more than one	Name	Signature
	incorporator)	1324 N. Liberty Land Road #169		Liberty Lake	WA	99019
		Address		City	State	Zip Code

7.	Certificate of Acceptanceof Appointment of Registered Agent	I hereby accept appointment as Registered Agent for the above named Entity..
	:	/s/ Matt Thompson
07/29/09
		Authorized signature of Registered Agent or On Behalf of Registered Agent Entity			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78

ROSS MILLER
Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775)684 5708 Website: secretaryofstate.biz
	Filed in the office of	Document Number
	/s/ Ross Miller	00002376364-61
Filing Date and Time 07/31/2009 10:15 AM
Ross Miller Secretary of State State of Nevada
Entity Number E0410422009-9
Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS Chapter 92A.205)

1)	Name and jurisdiction of organization of constituent entity and resulting entity:

Corporate Equity Investments, Inc.
Name of constituent entity
	Florida		Corporation
	Jurisdiction		Entity type*
Security Solutions Group, Inc.
Name of resulting entity
	Nevada		Corporation
	Jurisdiction		Entity type*
2)	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3)

Location of plan of conversion (check one)

☐     The entire plan of conversion is attached to these articles.

☒   The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐    The complete executed plan of conversion for the resulting domestic limited  partnership is on file at the records office required by NRS

         88.330 .

t

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada secretary of State 92A Conversion Page 1.

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Conversion (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting in the conversion):

Attn:

c/o:

5) 6)

Effective date of conversion (optional) (not to exceed 90 days after the articles are filed  pursuant to NRS 92A.240)*

Signatures: Must be signed by:

1.        If constituent is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited liability limited partnership; a manager of each Nevada limited liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited liability partnership; (a.k.a. general partnership governed by NRS chapter 87)

2.        If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Corporate Equity Investments, Inc.
Name of constituent entity.

	/s/ Matt Allen	President	7/29/2009
	Signature	Title	Date

Filing Fee $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised on 05/26/09